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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report  February 26, 1997
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                              FRAWLEY CORPORATION
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            (Exact Name of Registrant As Specified in its Charter)

                                   Delaware
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                (State of other jurisdiction of Incorporation)

        1-6436                                         95-2639686
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(Commission File Number)                     (IRS Employer Identification No.)

            28720 Roadside Drive, Suite 128, Agoura Hills, CA 91301
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          (Address of principal executive offices)       (Zip Code)

                                 (818)735-6622
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              (Registrant's telephone number including area code)

               15760 Ventura Blvd., Suite 1201, Encino, CA 91436
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         (Former name or former address, if changed since last report)

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ITEM  4: Changes in Registrant's Certifying Accountant.

At the beginning of 1997, Frawley Corporation's Board of Directors made a decision to change auditors.

The decision was made due to the Company's substantial downsizing. The reduction in operations allows for a local accounting firm to perform the audit and decrease cost.

There were no disagreements between the Company and our former auditors Deloitte & Touche LLP regarding accounting or financial reporting issues, or internal controls.

The new auditors are:
            LaRue, Corrigan & McCormick
            Certified Public Accountants
            5959 Topanga Canyon Blvd., Suite 180
            Woodland Hills, CA 91367
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        FRAWLEY CORPORATION
                                        -------------------
                                           (REGISTRANT)



Date: February 26, 1997            BY:  /s/ Michael P. Frawley
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                                        Michael P. Frawley, Vice President
                                        (Authorized Officer)